SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.       Evergreen Perpetual Global Fund
         Evergreen Perpetual International Fund
         Evergreen VA Perpetual International Fund
         (collectively, the "Funds")

         Effective September 22, 2000, Mentor Perpetual will act as the Funds' interim investment advisor along with Perpetual Portfolio Management Limited ("PPM") as the interim sub-advisor to the Funds. The contracts have been approved by the Trustees and will be presented to shareholders for approval. Upon shareholder approval, these entities will become the investment advisor of the sub-advisor.

         In conjunction with the above, the section of the prospectus entitled "FUND FACTS:" is supplemented as follows:

         Interim Investment Advisor:
o        Mentor Perpetual Advisors, LLC

         Interim Sub-Advisor:
o        Perpetual Portfolio Management Limited ("PPM")

         In addition, the section entitled "THE FUNDS' INVESTMENT ADVISORS" is supplemented as follows:

International and Global Growth Funds prospectus:

         Mentor Perpetual Advisors, LLC (Mentor Perpetual) is the interim investment advisor to:
o        Perpetual Global Fund
o        Perpetual International Fund

         Perpetual Portfolio Management Limited (PPM) is the interim sub-advisor to:
o        Perpetual Global Fund
o        Perpetual International Fund

Variable Annuity Trust prospectus:

         Mentor Perpetual Advisors, LLC (Mentor Perpetual) is the interim investment advisor to:
o        VA Perpetual International Fund

         Perpetual Portfolio Management Limited (PPM) is the interim sub-advisor to:
o        VA Perpetual International Fund

The following language should be included in both prospectuses:

         Mentor Perpetual, organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company based in the United
         Kingdom, and Mentor Investment Advisors, LLC. Mentor Perpetual currently manages over $447.1 million in assets for 3 of the Evergreen Funds. Mentor Perpetual is located at 901 East Byrd Street, Richmond, Virginia 23219.

         PPM manages the day-to-day investment operations of each Fund. There is no additional charge to the Funds for the services provided by PPM. Organized in 1974, PPM is a subsidiary of Perpetual, plc and currently acts as sub-advisor to each of the Evergreen Funds being advised by Mentor Perpetual.


October 18, 2000

II.      Evergreen Perpetual Global Fund
         Evergreen Perpetual International Fund
         Evergreen VA Perpetual International Fund
         (collectively, the "Funds")

         On October 19, 2000, Perpetual plc announced that it would merge with AMVESCAP PLC. AMVESCAP, an international investment management organization based in London, is investment adviser to the AIM and Invesco mutual fund families. The transaction is expected to close in December 2000.

         Perpetual plc is the parent company of Perpetual Portfolio Management Limited ("PPM"), each Fund's sub-adviser, and also is a 50% owner of Mentor Perpetual Advisors, LLC, ("Mentor Perpetual") the Funds' investment advisor. The proposed transaction would result in the termination of each Fund's existing advisory agreement with Mentor Perpetual as well as each Fund's sub-advisory agreement with PPM and require approval of new agreements by each Fund's Board of Trustees and shareholders. The Funds expect to send information concerning this transaction to shareholders and to schedule a meeting at which shareholders can vote on new contracts during the first quarter of 2001.


November 10, 2000                                          556213 RV1 11/00